UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2013

DELMAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54801	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 720-999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
(Address of principal executive offices) (zip code)

(604) 629-5989
 (Registrant's telephone number, including area code)

  Copies to:
Gregory Sichenzia, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2013, DelMar Pharmaceuticals, Inc. (the “Company”) entered into and closed a series of subscription agreements with accredited investors (the “Investors”), pursuant to which the Company sold an aggregate of 1,301,375 Units, each Unit consisting of one share of common stock and one five-year warrant (the “Investor Warrants”) to purchase one share of common stock at an exercise price of $0.80, for a purchase price of $0.80 per Unit, for aggregate gross proceeds of $1,041,100 (the “Private Offering”). The exercise price of the Investor Warrants is subject to adjustment in the event that the Company sells common stock at a price lower than the exercise price, subject to certain exceptions. The Investor Warrants are redeemable by the Company at a price of $0.001 per Warrant at any time subject to the conditions that (i) the Company’s common stock has traded for twenty (20) consecutive trading days with a closing price of at least $1.60 per share with an average trading volume of 50,000 shares per day and (ii) the underlying shares of common stock are registered.

The Company retained Charles Vista, LLC (the “Placement Agent”) as the placement agent for the Private Offering and paid the Placement Agent a cash fee of $104,110 (equal to 10% of the gross proceeds), and a non-accountable expense allowance of $31,233 (equal to 3% of the gross proceeds). In addition, the Company issued to the Placement Agent five-year warrants to purchase 520,550 shares of common stock (equal to 20% of the shares of common stock (i) included as part of the Units sold in the Private Offering and (ii) issuable upon exercise of the Investor Warrants) at an exercise price of $0.80, exercisable on a cash or cashless basis.

            In connection with the Private Offering, the Company entered into a registration rights agreement with the Investors, pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) registering for resale all shares of common stock (a) included in the Units; and (b) issuable upon exercise of the Investor Warrants, no later than 90 days after the completion of the Private Offering (the “Filing Deadline”) and to use commercially reasonable efforts to cause the Registration Statement to become effective within 180 days of the Filing Deadline. The Company agreed to use commercially reasonably efforts to keep the Registration Statement effective while the Investor Warrants are outstanding.

In connection with the foregoing, the Company relied upon the exemption from securities registration provided by Section 4(2) under the Securities Act of 1933, as amended for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

See Item  5.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 11, 2013, Lisa Guise resigned from the board of directors of the Company and Jeffrey Bacha, Dennis Brown, Bill Garner and John K. Bell were elected as directors of the Company.

Jeffrey Bacha, BSc, MBA, 44, is one of the founders of the Company’s wholly-owned subsidiary Del Mar Pharmaceuticals (BC) Ltd. (“DelMar (BC)”), has been President, Chief Executive Officer and Director of DelMar (BC) since inception, and has been President and Chief Executive Officer of the Company since the acquisition of DelMar (BC) on January 25, 2013. Mr. Bacha is a seasoned executive leader with nearly twenty years of life sciences experience in the areas of operations, strategy and finance. His background includes successful public and private company building from both a start-up and turn around perspective; establishing and leading thriving management and technical teams; and raising capital in both the public and private markets. From July 2006 to August 2009, Mr. Bacha was Executive Vice President Corporate Affairs and Chief Operating Officer at Clera, Inc. From March 2005 to July 2006 Mr. Bacha was Consultant and held various positions at Clera Inc., Urigen Holdings Inc. and XBiotech, Inc. From 1999 through 2004, Mr. Bacha served as President & CEO of Inimex Pharmaceuticals, a venture-capital funded drug discovery and development company and is a former Senior Manager and Director of KPMG Health Ventures.  Mr. Bacha holds an MBA from the Goizueta Business School at Emory University and a degree in BioPhysics from the University of California, San Diego.

Dr. Dennis M. Brown, PhD, 63, is one of the founders of DelMar (BC), has served as Chief Scientific Officer and Director of DelMar (BC) since inception, and has been Chief Scientific Officer of the Company since the acquisition of DelMar (BC) on January 25, 2013. Dr. Brown has more than thirty years of drug discovery and development experience. He has served as Chairman of Mountain View Pharmaceutical's Board of Directors since 2000 and is the President of Valent. In 1999 he founded ChemGenex Therapeutics, which merged with a publicly traded Australian company in 2004 to become ChemGenex Pharmaceuticals (ASX: CXS/NASDAQ: CXSP), of which he served as President and a Director until 2009. He was previously a co-founder of Matrix Pharmaceutical, Inc., where he served as Vice President (VP) of Scientific Affairs from 1985-1995 and as VP, Discovery Research, from 1995-1999. He also previously served as an Assistant Professor of Radiology at Harvard University Medical School and as a Research Associate in Radiology at Stanford University Medical School. He received his B.A. in Biology and Chemistry (1971), M.S. in Cell Biology (1975) and Ph.D. in Radiation and Cancer Biology (1979), all from New York University. Dr. Brown is an inventor of about 34 issued U.S. patents and applications, many with foreign counterparts.

Dr. Bill Garner, MD, MPH, 46, is one of the founders of DelMar (BC), has served as a director of DelMar (BC) since inception and is currently CEO of Invion Ltd. (ASX:IVX). Dr. Garner is an experienced entrepreneur and investor and is a three-time Kauffman Finalist. He served as President and Chief Executive Officer of Urigen Pharmaceuticals, Inc. (URGP.PK) from December 2005 to December 2010 where he moved a procedure-based drug from a university license to a phase II multi-center clinical trial which achieved statistical significance on all end points in Painful Bladder Syndrome/Interstitial Cystitis. He is founder and managing director of EGB Advisors, LLC, a pharmaceutical commercialization boutique. Through this entity, Dr. Garner has worked on a number of pharmaceutical business transactions and has raised financing for both Urigen Pharmaceuticals, Inc. and another company that he founded, Inverseon, Inc., which is developing a novel therapy for smoking cessation, asthma and other pulmonary diseases. Before this, Dr. Garner worked in medical affairs at Hoffmann LaRoche in oncology. Prior to Roche, Dr. Garner was in the venture capital department at Paramount Capital Investments in New York City. He serves on the boards of ImmunoGenetix in Kansas City and Angel Investor Card in San Francisco. Dr. Garner has a Master of Public Health from Harvard and received his M.D. degree from New York Medical College. Dr. Garner did residency training in Anatomic Pathology at Columbia-Presbyterian and is currently a licensed physician in the State of New York.

John K. Bell, 66, is Chairman of Onbelay Capital Inc, a Canadian based private equity Company with principal investments in Telematics and auto parts manufacturing (for past 5 years). Prior to that, from 1996 to 2005, Mr. Bell was CEO and owner of Polymer Technologies Inc., an automotive parts manufacturer. Prior to that, from 1977 to 1995, Mr. Bell was founder and owner of Shred-Tech Limited a global manufacturer and supplier of industrial shredders and mobile document shredders. Mr Bell served as interim CEO and director of ATS Automation Tooling Systems (TSX-ATA) in 2007. Mr. Bell is a director of BSM Wireless (TSX-GPS), Strongco Corporation (TSX-SQP), and the Royal Canadian Mint (TSX-MNT). Mr. Bell is National secretary and board member of The Crohns and Colitis Foundation of Canada. Mr. Bell is past Chairman of Waterloo Regional Police, Cambridge Memorial Hospital, Canada’s Technology Triangle accelerator network and The Region of Waterloo prosperity counsel. Mr. Bell is a graduate of Western University Ivey School of Business, a Fellow of the institute of Chartered Accountants of Ontario, a graduate of the Institute of Directors Program of Canada and the owner’s president program at Harvard and International marketing program at Oxford.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 11, 2013, the Company amended its Bylaws to allow for the board of directors to fix the number of directors, and fill any resulting vacancies, by resolution.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to Bylaws
10.1	Form of Subscription Agreement (filed as exhibit to 8-K filed with the Securities and Exchange Commission on January 31, 2013 and incorporated herein by reference)
10.2	Form of Registration Rights Agreement (filed as exhibit to 8-K filed with the Securities and Exchange Commission on January 31, 2013 and incorporated herein by reference)
10.3	Form of Investor Warrant (filed as exhibit to 8-K filed with the Securities and Exchange Commission on January 31, 2013 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Dated: February 14, 2013	By:	/s/ Jeffrey Bacha
Name: Jeffrey Bacha
Title: Chief Executive Officer

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